Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V, Ameritas Variable Separate Account VA-2,

Carillon Account and Carillon Life Account

("Separate Accounts")

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II, Overture Bravo!,

Overture Encore!, Overture Life SPVUL, Overture Annuity, Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Excel Choice and Excel Executive Edge

Prospectuses Dated November 5, 2007

Overture Ovation!, Protector hVUL, and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III, Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Medley!

Prospectus Dated May 1, 2013

Excel Performance VUL and Overture Medley®

Prospectuses Dated May 1, 2015

Supplement Dated September 29, 2015

The contractual advisory fee rate of the Universal Institutional Funds, Inc. Emerging Markets Equity Portfolio, Class I (the "Portfolio") and total expense ratio cap of the Portfolio's Class I shares have been decreased, effective September 30, 2015. Accordingly, effective September 30, 2015, the following table replaces the Portfolio Company Operating Expenses table in your Policy prospectus for the Portfolio:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses	Total Portfolio Fees	Waivers and Reductions	Total Expenses after Waivers and Reductions, if any
UIF, Class I
Emerging Markets Equity	0.95%	-	0.45%	-	1.40%	0.05%	1.35%(1)(2)

UIF (1) The Management Fees have been restated to reflect the decrease in the advisory fee schedule effective September 30, 2015.
UIF (2) The Portfolio’s "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete Portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.

All other provisions remain as stated in your Contract or Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Contract or Policy with Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 1876 09-15